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                                                                    EXHIBIT 99.7

                                     MASTER
                                   CONVEYANCE

         NEG HOLDING LLC, a Delaware limited liability company (herein called "Grantor"), whose address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153, for Ten Dollars and other good and valuable considerations (the receipt and sufficiency of which is hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto NEG OPERATING LLC, a Delaware limited liability company, whose address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153 (herein called "Grantee") the following described properties, rights and interests (the "Assets"):

     (a) All of Grantor's right, title and interest in and to that certain Master Conveyance of even date herewith by and between National Energy Group, Inc. and NEG Holding LLC, attached hereto as Exhibit A.

     (b) All of Grantor's right, title and interest in and to that certain Master Conveyance of even date herewith by and between Shana Petroleum Company and NEG Holding LLC, attached hereto as Exhibit B.

         TO HAVE AND TO HOLD the Assets unto Grantee, its successors and assigns, forever.

         THIS CONVEYANCE IS MADE WITHOUT WARRANTIES OR REPRESENTATIONS OF ANY KIND, ALL REPRESENTATIONS AND WARRANTIES BEING EXPRESSLY DISCLAIMED, EXCEPT THAT GRANTOR WARRANTS AND AGREES TO DEFEND TITLE TO THE ASSETS AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING THE SAME OR ANY PART THEREOF BY, THROUGH, OR UNDER GRANTOR, BUT NOT OTHERWISE, AND SPECIFICALLY IN THIS CONNECTION, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL EQUIPMENT, OTHER PERSONAL PROPERTY, AND FIXTURES SOLD AND CONVEYED TO GRANTEE ARE SOLD AND CONVEYED ON AN "AS IS" AND "WHERE IS" BASIS, AND GRANTOR EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE ASSETS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. GRANTEE SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE ASSETS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS OR OTHER MANMADE FIBERS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM") IN, ON OR UNDER THE ASSETS. GRANTEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE ASSETS, AND GRANTEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, GRANTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR

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HEREAFTER FURNISHED OR MADE AVAILABLE TO GRANTEE IN CONNECTION WITH THIS
CONVEYANCE INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OR POTENTIAL OF THE ASSETS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE ASSETS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO GRANTEE BY GRANTOR OR BY GRANTOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED BY GRANTOR OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO GRANTEE SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST GRANTOR AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT GRANTEE'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

         This conveyance is made with subrogation of Grantee as to any representations and warranties heretofore made by others relative to the Assets.

         IN WITNESS WHEREOF this Conveyance has been executed and delivered on ___________________________, 2001, effective as to runs of oil and deliveries of gas, and for all other purposes, as of 7:00 a.m. local time at the locations of the Assets, respectively on May 1, 2001.

                                       GRANTOR:
                                       NEG HOLDING LLC

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       GRANTEE:
                                       NEG OPERATING LLC

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

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                                 ACKNOWLEDGMENTS

STATE OF NEW YORK           )
                            )
COUNTY OF NEW YORK          )

         Before me, the undersigned Notary Public in and for said County and State on this day personally appeared _____________________________, to me personally known, who, being by me fully sworn, did say that he is the _________________________ of NEG Holding LLC, a Delaware limited liability company, and that the foregoing instrument was signed in behalf of the limited liability company as the free act and deed of the limited liability company.

         Given under my hand and official seal this ____day of ________________, 2001.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My commission expires:

----------------------

STATE OF NEW YORK           )
                            )
COUNTY OF NEW YORK          )

         Before me, the undersigned Notary Public in and for said County and State on this day personally appeared ___________________________, to me personally known, who, being by me fully sworn, did say that he is the ______________________of NEG Operating LLC, a Delaware limited liability company, and that the foregoing instrument was signed in behalf of the limited liability company as the free act and deed of the limited liability company.

         Given under my hand and official seal this _____day of ___________, 2001.


                                  ----------------------------------------------
                                  Notary Public in and for the State of New York

My commission expires:

----------------------

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